                             	THE DIXIE GROUP, INC.
                           	1100 South Watkins Street
                          	Chattanooga, Tennessee 37404
                                 	(423) 698-2501




                   	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of The Dixie Group, Inc.:

	The Annual Meeting of Shareholders of The Dixie Group, Inc. will be held at the Company's general office, 1100 South Watkins Street, Chattanooga, Tennessee
37404, on May 4,  2000 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

	1.	Election of nine individuals to the Board of Directors for a term of one year each;

 2. Approval of a Stock Incentive Plan to permit the Company to continue to issue incentive stock options in accordance with applicable Internal Revenue Service regulations; and

 3. Such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment thereof.

	Only shareholders of record of the Common Stock and Class B Common Stock at the close of business on March 10, 2000, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

	Your attention is directed to the Proxy Statement accompanying this Notice for more complete information regarding the matters to be acted upon at the Annual
Meeting.

                                      						By Order of the Board of Directors

	                                      					Daniel K. Frierson
                                      						Chairman of the Board

Chattanooga, Tennessee
Dated:  April 6, 2000

PLEASE READ THE ATTACHED MATERIAL CAREFULLY AND COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK AND CLASS B COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

                            	THE DIXIE GROUP, INC.
                          	1100 South Watkins Street
                         	Chattanooga, Tennessee 37404
                                	(423) 698-2501



                        	ANNUAL MEETING OF SHAREHOLDERS
                                  	May 4, 2000



                                	PROXY STATEMENT



                                  	INTRODUCTION


	The enclosed  proxy is solicited on behalf of the Board of Directors of the
Company for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This proxy statement and the enclosed proxy will be mailed on or about April 6, 2000, to shareholders of record of the Company's Common
Stock and Class B Common Stock as of the close of business on March 10, 2000.

	At the Annual Meeting, holders of the Company's Common Stock, $3.00 par value per share ("Common Stock"), and Class B Common Stock, $3.00 par value per share
("Class B Common Stock"), will be asked to: (i) elect nine individuals to the Board of Directors for a term of one year each, (ii) approve the new Stock
Incentive Plan and (iii) transact any other business that may properly come before the meeting.

	The Board of Directors recommends that the Company's shareholders vote FOR the election of the nominees for director, and FOR approval of the new Stock
Incentive Plan.


               RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

	The Board has fixed the close of business on March 10, 2000, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote, and each outstanding share of Class B Common Stock is entitled to 20 votes, exercisable in person or by properly executed Proxy, on each matter brought before the Annual Meeting. Cumulative voting is not permitted. As of March 10, 2000, 10,748,503 shares of Common Stock, representing 10,748,503 votes, were held of record by approximately 3,500 shareholders (including an estimated 2,500 shareholders whose shares are held in nominee names), and 795,970 shares of Class B Common Stock, representing 15,919,400 votes, were held by 15 individual shareholders, together representing an aggregate of 26,667,903 votes.

	Shares represented at the Annual Meeting by properly executed Proxy will be voted in accordance with the instructions indicated therein unless such Proxy has previously been revoked.  If no instructions are indicated, such shares will be voted FOR the election of the nine nominees for director as set forth in this Proxy Statement.

	Any Proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by submitting a later-dated, properly executed Proxy, or by revoking the Proxy and voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a Proxy.  Any written notice revoking a Proxy should be sent to The Dixie Group, Inc., P. O. Box 751, Chattanooga,
Tennessee 37401, Attention: Starr T. Klein, Secretary.

	The persons designated as proxies were selected by the Board of Directors and are Daniel K. Frierson, John W. Murrey, III, and Robert J. Sudderth, Jr. The
cost of solicitation of Proxies will be borne by the Company.

	The presence, in person or by Proxy, of the holders of a majority of the aggregate outstanding vote of Common Stock and Class B Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the total votes cast that are represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors' nominees; the affirmative vote of a majority of the total votes eligible to be cast is required to approve the new Stock Incentive Plan.

	The Board is not aware of any other matter to be brought before the Annual Meeting for a vote of shareholders. If, however, other matters are properly presented, Proxies representing shares of Common Stock and Class B Common Stock will be voted in accordance with the best judgment of the proxyholders.
Shares covered by abstentions and broker non-votes, while counted for purposes of determining the presence of a quorum at the Annual Meeting, are not considered affirmative votes and thus will have no effect upon the election of directors by a plurality vote.

	A copy of the Company's Annual Report for the year ended December 25, 1999, is enclosed herewith.


                       PRINCIPAL SHAREHOLDERS

	Shareholders of record at the close of business on March 10, 2000, the Record
Date, will be entitled to vote at the Annual Meeting.  Messrs. Daniel K.
Frierson, T. Cartter Frierson, and Paul K. Frierson collectively have the power to direct 16,376,502 votes (492,862 shares of Common Stock and 794,182 shares of Class B Common Stock), representing 61.41% of the total votes eligible to be cast at the Company's Annual Meeting.

	The following table presents information regarding beneficial ownership of the
 Company's equity securities by beneficial owners of more than 5% of the Common
 Stock or Class B Common Stock.  The table also presents beneficial ownership information for the executive officers named in the Summary Compensation Table, the nominees for director, and all directors and executive officers as a group as of March 10, 2000.


Name and Address                                        Number of Shares
of Beneficial Owner             Title of Class        Beneficially Owned(1)    % of Class (1)

Daniel K. Frierson            Common Stock                1,660,160(2)(3)(4)      15.45%
111 East and West Road        Class B Common Stock          722,182(5)            90.73%
Lookout Mountain, TN 37350

Paul K. Frierson              Common Stock                1,398,625(3)(4)(6)      13.01%
606 Fleetwood Drive           Class B Common Stock          376,512(7)            47.30%
Lookout Mountain, TN 37350

T. Cartter Frierson           Common Stock                  264,863(3)(8)          2.46%
1103 Tinker Bell Lane         Class B Common Stock          226,121(9)            28.41%
Lookout Mountain, GA 30750

SunTrust Banks, Inc.          Common Stock                1,518,489(10)           14.13%
25 Park Place                 Class B Common Stock             -                    -
Atlanta, GA  30303

Dimensional Fund Advisors,    Common Stock                  645,588(11)            6.00%
Inc.                          Class B Common Stock             -                    -
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401


Additional Directors
And Executive Officers:

Philip H. Barlow              Common Stock                  140,128(12)            1.30%
                              Class B Common Stock             -                    -

J. Don Brock                  Common Stock                   25,965(13)(15)         *
                              Class B Common Stock             -                    -

Paul K. Brock                 Common Stock                   26,565(14)(15)         *
                              Class B Common Stock             -                    -

Lovic A. Brooks, Jr.          Common Stock                1,204,545(4)(15)(16)    11.18%
                              Class B Common Stock             -                    -

Kenneth L. Dempsey            Common Stock                   83,486(17)             *
                              Class B Common Stock             -                    -

William N. Fry, IV            Common Stock                  175,820(18)            1.63%
                              Class B Common Stock             -                    -

Name and Address                                        Number of Shares
of Beneficial Owner             Title of Class        Beneficially Owned(1)    % of Class (1)

Jeffrey L. Gregg              Common Stock                   77,015(19)             *
                              Class B Common Stock             -                    -

John W. Murrey, III           Common Stock                   13,165(15)(20)         *
                              Class B Common Stock             -                    -

Peter L. Smith                Common Stock                   21,150(15)(21)         *
                              Class B Common Stock             -                    -

Robert J. Sudderth, Jr.       Common Stock                1,190,545(4)(15)(22)    11.05%
                              Class B Common Stock             -                    -

Gary A. Harmon                Common Stock                   82,030(23)             *
                              Class B Common Stock             -                    -

All Directors and Executive   Common Stock                2,652,180(4)(24)        22.51%
Officers as a Group           Class B Common Stock          794,182(5)(7)(9)      99.78%
(16 Persons)

*Percentage of shares beneficially owned does not exceed 1% of the Class.


(1)	Under the rules of the Securities and Exchange Commission and for the purposes of the disclosures in this table, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock; however, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does not give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.

(2)	Includes: (i) 2,526 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 104,653 shares of Common Stock for which Mr. Frierson has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan; (iii) 129,218 shares of Common Stock owned by the wife, children, and grandchildren of Daniel K. Frierson and as to which he shares voting and investment power; (iv) options, which are exercisable within 60 days of the Record Date, to purchase 208,250 shares of Common Stock owned directly by Mr. Frierson; and (v) options, which are exercisable within 60 days of the Record Date, to purchase 9,500 shares of Common Stock owned by one of his children and as to which he shares voting and investment power.

(3)	Includes 27,433 shares of Common Stock held by Daniel K. Frierson, Paul K
Frierson, and T. Cartter Frierson, as trustees of a charitable remainder trust formed by Rowena K. Frierson.

(4)	Includes 1,178,580 shares of Common Stock owned by The Dixie Group, Inc.
Retirement Plans for which Daniel K. Frierson, Paul K. Frierson, Lovic A. Brooks, Jr., and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust
 Bank, Chattanooga, N.A. serves as trustee.

(5)	Includes: (i) 105,072 shares of Class B Common Stock owned by Mr.
Frierson's wife and children as to which he shares investment and voting power and (ii) 617,110 shares of Class B Common Stock held pursuant to a shareholder agreement under which he has been granted a proxy, which expires October 2005, to vote such shares (the "Shareholder Agreement"). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The Shareholder Agreement is among the Estate of J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul K. Frierson; T. Cartter Frierson; James W. Frierson; and J. Burton Frierson, III). The 617,110 shares of Class B
 Common Stock subject to the Shareholder Agreement include: (a) 296,920 shares of Class B Common Stock owned directly by him; 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson; 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (b) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (c) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (d) 125,139
 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson and T. Cartter Frierson.

(6)	Includes: (i) 48,453 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 43,357 shares of Common Stock for which Mr. Frierson has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan; (iii) 47,802 shares of Common Stock owned by his wife and children and as to which he shares investment and voting power;
and (iv) options, which are exercisable within 60 days of the Record Date, to purchase 53,000 shares of Common Stock owned directly by Mr. Frierson.

(7)	Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr.
Frierson; (ii) 40,000 shares of Class B Common Stock held by Paul K. Frierson,
T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson
Family Trusts; (iii) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (iv) 125,139 shares of Class B
 Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson and T.
Cartter Frierson, all held subject to the Shareholder Agreement described in Note 5. Also includes 72,000 shares of Class B Common Stock owned by his children and as to which he shares investment and voting power.

(8)	Includes:  (i) 148,402 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power and (ii) 89,028 shares of Common Stock owned by his wife and children as to which he shares investment and voting power.

(9)	Includes: 15,678 shares of Class B Common Stock owned directly by Mr.
Frierson; (ii) 40,000 shares of Class B Common Stock held by Paul K. Frierson,
T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (iii) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (iv) 125,139 shares of Class B
 Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson and T. Cartter Frierson. All such shares of Class B Common Stock are held subject to the Shareholder Agreement described in Note 5.

(10)	SunTrust Banks, Inc. ("STB"), as Parent Holding Company for SunTrust Banks
 of Tennessee, Inc.; SunTrust Banks of Georgia, Inc.; SunTrust Equitable Securities Corporation; and in various fiduciary capacities, has reported beneficial ownership of a total of 1,518,489 shares of Common Stock, with respect to which it holds voting and investment power as follows: 1,438,159 shares of Common Stock over which STB has sole power to vote, 60,555 shares of Common Stock over which STB has shared power to vote, 1,253,878 shares of Common Stock over which STB has sole investment power, and 86,642 shares of Common Stock over which STB has shared investment power.

(11)	Dimensional Fund Advisors, Inc. has reported beneficial ownership of
645,588 shares of Common Stock, for which it has sole voting and sole investment power.

(12)	Includes:  (i) 30,518 shares of Common Stock owned directly by Mr. Barlow;
 (ii) 15,000 shares of restricted Common Stock which Mr. Barlow holds pursuant to a grant under the 1990 Incentive Stock Plan; (iii) 42,816 shares of Common Stock for which Mr. Barlow has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan; and (iv) options to acquire 51,794 shares of Common Stock which are immediately exercisable or exercisable within 60 days of the Record Date.

(13)	Includes 15,000 shares owned directly by Dr. Brock, and 3,465 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(14)	Includes 15,600 shares owned directly by Mr. Brock, and 3,465 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(15)	Includes an option to acquire 7,500 shares of Common Stock, which is immediately exercisable, issued to all non-employee directors.

(16)	Includes 15,000 shares owned directly by Mr. Brooks, and 3,465 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(17)	Includes: (i) 800 shares held directly by Mr. Dempsey; (ii) options to acquire 27,250 shares of Common Stock which are immediately exercisable or exercisable within 60 days of the Record Date; and (iii) 55,436 shares of Common Stock for which Mr. Dempsey has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan.

(18)	Includes: (i) 18,820 shares owned directly by Mr. Fry; (ii) 40,000 shares of restricted Common Stock which Mr. Fry holds pursuant to a grant under the 1990 Incentive Stock Plan; (iii) 70,000 shares of Common Stock for which Mr.
Fry has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership Plan; and (iv) options, which are immediately exercisable or exercisable within 60 days of the Record Date, to acquire 47,000 shares of Common Stock.

(19)	Includes: (i) 500 shares held directly by Mr. Gregg; (ii) 11,250 shares held subject to options which are exercisable within 60 days of the Record Date; and (iii) 65,265 shares of Common Stock for which Mr. Gregg has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership
 Plan.

(20)	Includes 2,200 shares owned directly by Mr. Murrey and 3,465 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(21)	Includes: (i) 10,145 shares owned directly by Mr. Smith; (ii) 40 shares held indirectly by relatives; and (iii) 3,465 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(22)	Includes: (i) 1,000 shares owned directly by Mr. Sudderth and (ii) 3,465 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors.

(23)	Includes: (i) 10,076 shares owned directly by Mr. Harmon; (ii) 20,750 shares held pursuant to options which are exercisable within 60 days of the record date; (iii) and 51,204 shares of Common Stock for which Mr. Harmon has subscribed but has not yet purchased, pursuant to the Company's Stock Ownership
 Plan.

(24)	Includes: (i) options, which are either immediately exercisable or exercisable within 60 days of the Record Date, to acquire 538,794 shares of Common Stock; (ii) 475,638 shares for which individuals in this group have subscribed, but have not yet purchased, pursuant to the Company's Stock Ownership Plan; (iii) 20,790 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company's non-employee directors; and (iv) 204,493 shares of Common Stock held by immediate family members of certain individuals comprising this group.

                               PROPOSAL 1

                          ELECTION OF DIRECTORS


Information About Nominees for Director

	Pursuant to the Company's Bylaws, all Directors are elected to serve a one year term, or until their successors are elected and qualified. The Board of Directors is permitted to appoint directors to fill the unexpired terms of directors who resign.

	The names of the nominees for election to the Board, their ages, their principal occupation or employment (which has continued for at least the past five years unless otherwise noted), directorships held by them in other publicly-held corporations or investment companies, the dates they first became directors of the Company, and certain other relevant information with respect to such nominees are as follows:

  	 J. Don Brock, age 61, is the Chairman of the Board and the Chief Executive
 Officer of Astec Industries, Inc., a manufacturer of asphalt and environmental equipment located in Chattanooga, Tennessee.  He has been a director of the
Company since 1997.  Dr. Brock is a member of the Company's Audit Committee.

   	Paul K. Brock, age 67, was the Chairman of Brach & Brock Confections, Inc.,
 a candy manufacturer headquartered in Chattanooga, Tennessee until 1995.  He has been a director of the Company since 1983.  Mr. Brock is Chairman of the
Company's Compensation Committee and a member of the Company's Executive
Committee.

   	Lovic A. Brooks, Jr., age 72, is a Member of Constangy, Brooks & Smith, LLC, attorneys-at-law, in Atlanta, Georgia. He has been a director of the Company since 1993. Mr. Brooks is a member of the Company's Compensation Committee and is a member of the Company's Retirement Plans Committee.

   	Daniel K. Frierson, age 58, is Chairman of the Board of the Company, a position he has held since 1987. He also has been Chief Executive Officer of the Company since 1980 and a director of the Company since 1973. Mr. Frierson serves as a director of SunTrust Bank, Chattanooga, N.A., of Astec Industries, Inc., headquartered in Chattanooga, Tennessee, and of Printpack, Inc., headquartered in Atlanta, Georgia. Mr. Frierson is Chairman of the Company's Executive Committee and Chairman of the Company's Retirement Plans Committee.

   	Paul K. Frierson, age 62, is Vice President of the Company and President of
 the Company's Candlewick Yarns subsidiary, positions he has held since 1989.
He served as Executive Vice President of Candlewick Yarns from 1984 to 1989 and has been a director of the Company since 1988.  Mr. Frierson serves as a director of Bank of America/Chattanooga.  Mr. Frierson is a member of the
Company's Retirement Plans Committee.

   	William N. Fry, IV, age 41 is President and Chief Operating Officer of the Company, a position he has held since February, 1999. He has been a director of the Company since 1998. He served as Executive Vice President and Chief Operating Officer, Floorcovering Business, from January, 1997 to February,
1999; Executive Vice President and Chief Operating Officer, Candlewick,
Carriage and Bretlin from January, 1996 to January, 1997; President of Bretlin from January, 1995 to January, 1996; and Executive Vice President of Bretlin from November, 1993 to January, 1995.

    	John W. Murrey, III, age 57, is a Senior Member of the law firm of Witt, Gaither & Whitaker, P.C., general counsel to the Company, in Chattanooga, Tennessee. He has been a director of the Company since 1997. Mr. Murrey is chairman of the Company's Audit Committee. Mr. Murrey serves as a director of Coca-Cola Bottling Co. Consolidated in Charlotte, North Carolina.

    	Peter L. Smith, age 58, is a Managing Director of Lazard Freres & Co., LLC, investment bankers, in New York, New York. He has been a director of the Company since 1987. Mr. Smith is a member of the Company's Audit Committee.

    	Robert J. Sudderth, Jr., age 57, is Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. in Chattanooga, Tennessee. He has been a director of the Company since 1983. Mr. Sudderth is a member of the Company's Executive Committee, a member of the Company's Compensation Committee, and a member of the Company's Retirement Plans Committee.

	Daniel K. Frierson and Paul K. Frierson are brothers.  Paul K. Brock is the first cousin of Daniel K. Frierson and Paul K. Frierson.  Other than as set forth above, no director, nominee, or executive officer of the Company has any family relationship, not more remote than first cousin, to any other director, nominee, or executive officer.


Committees, Attendance, and Directors' Fees

	The Company has a standing Executive Committee, Audit Committee, Retirement
Plans Committee, and Compensation Committee, but no nominating committee.

	Members of the Executive Committee during 1999 were Daniel K. Frierson, Paul
K. Brock, and Robert J. Sudderth, Jr.  Except as otherwise limited by law or by resolution of the Board of Directors, the Committee has and may exercise all of the powers and authority of the Board of Directors for the management of the business and affairs of the Company, which power the Committee exercises between the meetings of the full Board of Directors.  The Executive Committee met four times in 1999.

	Members of the Audit Committee during 1999 were John W. Murrey, III., Chairman, J. Don Brock, and Peter L. Smith. The Audit Committee evaluates audit performance, handles relations with the Company's independent accountants, and evaluates policies and procedures relating to internal accounting functions and controls. The Committee recommends to the Board of

Directors the appointment of the independent accountants for the Company. The Audit Committee met four times in 1999.

	Members of the Retirement Plans Committee during 1999 were Daniel K. Frierson,
 Lovic A. Brooks, Jr., Paul K. Frierson and Robert J. Sudderth, Jr.  The
Retirement Plans Committee administers the Company's retirement plans. The committee met six times in 1999.

	Members of the Compensation Committee during 1999 were Paul K. Brock, Lovic A.
 Brooks, Jr., and Robert J. Sudderth, Jr.  The Compensation Committee
administers the Company's compensation plans, reviews and may establish the compensation of the Company's officers, and makes recommendations to the Board of Directors concerning such compensation and related matters.  The
Compensation Committee met four times in 1999.

	During 1999, no director attended fewer than 75% of the total of meetings of the Board of Directors and any Committee of the Board of Directors on which he served.

	Directors who are employees of the Company do not receive any additional compensation for their services as members of the Board of Directors. Non-Employee directors receive an annual retainer of $10,000 cash and $10,000 in value of Performance Units under the Directors Stock Plan. In addition to the annual retainer, directors who are not employees of the Company receive
$500 for each Board meeting attended and $400 for each committee meeting attended.


Section 16(a) Beneficial Ownership Reporting Compliance

	Section 16(a) of the Securities Exchange Act of 1934, and regulations of the
Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers and directors and persons who beneficially own more than
10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of such ownership and monthly transaction reports covering any changes in such ownership with the SEC and the National
Association of Securities Dealers.  Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file.  Based on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the
Company believes that, during fiscal year 1999, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company's Common Stock were complied with; however one report concerning one transaction was filed late on behalf of Dr. J. Don Brock by Company
Counsel.


Certain Transactions Between the Company and Directors and Officers

The Company adopted a Stock Ownership Plan in 1996 for its most senior executive officers, to encourage such officers to own a number of shares of Common Stock with a fair market value equal to twice such participant's base salary. All subscriptions are at the prevailing market price on the relevant subscription date and are payable either in cash or through a combination of cash and/or the surrender to the Company of either (i) shares of Common Stock already owned by the participant or (ii) a portion of the shares of Common Stock otherwise covered by the subscription. During the fiscal year ended December 25, 1999, officers listed in the Summary Compensation Table settled outstanding subscriptions under the plan as follows: Daniel K. Frierson settled subscriptions covering 151,288 shares (resulting in the aquisition of 2,542 shares of Common Stock and 148,746 shares of Class B Common Stock); William N. Fry, IV settled subscriptions covering 72,500 shares (resulting in the acquisition of 17,920 shares); Philip H. Barlow settled subscriptions covering 58,942 shares (resulting in the acquisition of 18,943 shares); Kenneth
 L. Dempsey settled subscriptions covering 20,000 shares (resulting in a reduction in his aggregate subscriptions under the plan).

Effective August 23, 1999, officers listed in the Summary Compensation Table subscribed for additional shares under the plan (at a subscription price of $8.875 per share) as follows: Daniel K. Frierson-104,653 shares; William N. Fry, IV-70,000 shares; Philip H. Barlow-42,816 shares; Kenneth L. Dempsey-39,436 shares; and Jeffrey L. Gregg-38,309 shares.

As of March 10, 2000, officers listed in the Summary Compensation Table have total outstanding subscriptions under the plan as follows: Daniel K. Frierson-104,653 shares; William N. Fry, IV-70,000 shares; Philip H. Barlow-42,816 shares; Kenneth L. Dempsey-55,436 shares; and Jeffrey L. Gregg-65,265 shares.

	Mr. Murrey is a Senior Member of Witt, Gaither & Whitaker, P.C., a law firm to which the Company paid $818,768 in 1999 for legal services performed for the
Company.  Mr. Smith is a managing director of Lazard Freres & Co., LLC, an investment banking firm that performs certain investment banking functions for the Company from time to time.

              SHAREHOLDER RETURN PERFORMANCE PRESENTATION

	The Peer Group represented in the following table is composed of fifteen publicly traded companies in the business of producing floorcovering and other textile home furnishing products (American Biltrite Inc.; Armstrong World Industries, Inc.; Burlington Industries, Inc.; Congoleum Corporation; Crown Crafts, Inc.; Culp, Inc.; Dal-Tile International Inc.; Flooring America, Inc. (formerly The Maxim Group, Inc.); Interface, Inc.; Mohawk Industries, Inc.; Pillowtex Corporation; Shaw Industries, Inc.; Springs Industries, Inc.; Synthetic Industries, Inc.; and WestPoint Stevens Inc.). Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Company's Common Stock against the total return of the Standard &
 Poor's 600 Stock Index, and the floorcovering and home furnishings Peer Group for the five year period ended December 25, 1999. The comparison assumes that $100.00 was invested on December 31, 1994, in the Company's Common Stock, the S&P 600 Index, and the peer group, and assumes the reinvestment of dividends.

MEASUREMENT PERIOD                   DIXIE              S & P             PEER
(FISCAL YEAR COVERED)              GROUP INC             600             GROUP

1994                                 100.00            100.00            100.00
1995                                  55.36            129.96            124.42
1996                                 110.71            157.67            135.12
1997                                 162.50            198.01            157.26
1998                                 117.92            195.42            179.73
1999                                 107.04            219.66            112.43

                      COMPENSATION COMMITTEE REPORT

	The Compensation Committee reviews and recommends compensation for all executive officers of the Company. The Committee considers recommendations from senior management and reviews public and private compensation surveys, as well as the publicly reported executive compensation of other carpet and floor covering companies. The Committee's final decisions respecting compensation of executive officers are reported to the Board for review and ratification. Individual officers abstain from decisions concerning their own compensation.

	The Committee believes that executive compensation should reflect overall Company performance as well as each executive's performance in specific areas of responsibility. During 1999, the Committee updated its comprehensive review of executive compensation. The Company utilized the services of an independent consultant to assist with its review.

	The Committee determined that the Company's executive officers were paid total annual compensation that generally approximates median compensation levels of comparable companies in 1999.

The Elements of Executive Officer Compensation

	Compensation for each of the Company's executive officers may consist of four elements:  base salary; annual bonuses; stock plan awards; and retirement and other fringe benefits.  Overall, compensation is intended to be competitive and in the median range of compensation for comparable companies. A significant portion of each executive's compensation consists of stock options, restricted stock awards, or other stock ownership elements designed to align the interests of executive officers with the interests of the Company's shareholders.

	Base Salary

	Recommendations with respect to base salary depend on a variety of factors, including qualifications and experience, duties and responsibilities, and the competitive market for executive talent.  Increases in base salary were awarded in 1999 to the Company's Chief Executive Officer and to each of the Named
Executive Officers, to reflect such officers' performance and to maintain their base salaries at competitive levels.

	Bonus

	The Company's management incentive plan permits the award of bonuses to executive officers based on the Company's achieving specified levels of return on equity and on individual performance. The Committee establishes goals under the plan at the beginning of each year. Recommendations are made by senior management, and final bonus amounts are approved by the Compensation Committee.
  Bonuses were awarded under the plan during 1999 to all of the officers named in the Summary Compensation Table.

   	Stock Options, Restricted Stock Awards, and the Stock Ownership Plan

	Each executive officer of the Company is entitled to participate in the Company's Incentive Stock Plan. The Company's practice has been to grant options under the plan exercisable generally at or above then existing market prices and subject to phase-in vesting schedules. The Committee believes that such stock options create an important incentive to enhance long-term shareholder value.

	Certain senior executive officers of the Company also participate in the Company's Stock Ownership Plan. Each participant is encouraged to subscribe for the purchase of shares having a fair market value equal to two times such executive officer's base salary.

	The Committee believes that participation in the Company's stock plans will result in ownership of its Common Stock in amounts that are significant for its executive officers, and will serve to align the interests of such officers with the Company's shareholders.

   	Retirement Plans and Other Benefits

	The Company's compensation for its executive officers also includes the opportunity to participate in two retirement plans, one qualified for federal tax purposes and one non-qualified, and certain health insurance, life insurance, relocation allowances, and other benefits. Such benefits are designed to be substantially similar to the benefits available to those for other exempt, salaried associates.

	Executive officers receive a Company contribution to the qualified plan based on a fixed percentage of their compensation and may elect to contribute an additional limited amount of their compensation to the plan and receive a matching Company contribution of one-half of their deferral, up to 3% of their compensation.  Participants in the non-qualified plan may make deferrals into that plan (up to 90% of total compensation), receive contributions from the
Company equal to a percentage of their compensation in excess of certain levels, and receive contributions from the Company equal to a percentage of their compensation, based primarily on the Company's return on equity.

CEO Compensation

	The Chief Executive Officer's compensation in 1999 included his base salary; a bonus awarded under the management incentive plan; an additional stock option award to bring his total incentive compensation in line with the prevailing industry median, and retirement plan and other customary benefits.  The factors and criteria upon which such compensation was based are the same as those applied to the Company's other executive officers.

	Compensation Committee:

		Paul K. Brock
		Robert J. Sudderth, Jr.
		Lovic A. Brooks, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	Mr. Brooks is a member of Constangy, Brooks & Smith, LLC, a law firm that performed certain legal services for the Company in 1999.


                   EXECUTIVE COMPENSATION INFORMATION

	The following table sets forth the annual and long-term compensation during the last three fiscal years for the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive
Officers") for the year ended December 25, 1999, as well as the annual compensation of each such individual for the Company's two previous fiscal years:


                                       SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                                     -------------------------------
                                                                            Long-Term
                                                                       Compensation Awards
                                                                      ---------------------
                                                                                  Securities
                                                           Other       Restricted Underlying      All
                                                           Annual         Stock    Options/      Other
  Name and Principal                 Salary     Bonus   Compensation     Awards      SARs     Compensation
       Position              Year     ($)        ($)     ($) (a) (b)    ($)  (c)   (#) (d)        (c)

Daniel K. Frierson           1999   $442,617   $350,000    $   1,240        -          -           $47,420
 Chairman of the Board and   1998    400,000    150,000         -           -        80,000         23,400
 Chief Executive Officer     1997    366,667    200,000      270,193        -        80,000         29,750

William N. Fry, IV           1999    303,236    160,000       10,835        -          -            29,260
  President and              1998    250,000    110,000        1,675        -        25,000         16,400
  Chief Operating            1997    216,667    150,000        5,733     520,000     18,000         40,375
  Officer

Philip H. Barlow             1999    187,083     90,000        8,984         -         -            19,110
  Vice President and         1998    180,000     70,000        1,363         -       12,000         12,725
  President, Carriage        1997    170,000    115,000       15,145      195,000    10,000         34,987
  Industries, Inc.

Kenneth L. Dempsey           1999    170,625    125,000        5,717         -         -            18,123
  Vice President and         1998    160,000     70,000        3,990         -       15,000         12,025
  President, Masland         1997    153,333    115,000        6,307         -       19,000         14,300
  Carpets

Jeffrey L. Gregg             1999    167,500    100,000        6,936         -         -            17,858
  Vice President and         1998    153,854     70,000          387         -       27,000         10,399
  President, Bretlin, Inc.   1997    127,500     80,000        1,803         -         -            15,640


(a)	Reflects the excess of actual earnings of funds held for such officers'
retirement in the Company's qualified and non-qualified defined contribution and salary savings plans over 120% of the average applicable federal rates, determined in accordance with applicable regulations of the Securities and Exchange Commission. The actual rate of earnings of such plans is substantially the same as the rate of earnings on the Company's other such plans for salaried employees and is not established or guaranteed by the Company. Such rate of earnings may vary from year to year.

(b)	No named officer received perquisites or other personal benefits in an amount exceeding the lesser of $50,000 or 10% of such officer's salary and bonus for periods presented.

(c)	The value of the restricted stock awards at December 25, 1999 is $295,000 and $110,625 for Mr. Fry and Mr. Barlow, respectively. The value of such awards included in the table is determined by the market price of the stock at the grant date. The number of shares of Common Stock subject to restricted stock awards held by Mr. Fry and Mr. Barlow at December 25, 1999 was 40,000 and
 15,000, respectively. Restrictions lapse at the end of five years from the date of grant for Mr. Fry and Mr. Barlow.

(d)	Reflects the number of shares of the Company's Common Stock subject to options granted to the Named Executive Officers for the periods presented.

(e)	Amounts reported in the "All Other Compensation" column for 1999 consist of
 Company contributions on behalf of the Named Executive Officers to defined contribution plans.

	The following table presents summary information concerning options exercised during 1999 and estimates the value of unexercised options held by the Named
Executive Officers at fiscal year end.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                                   Value of Unexercised
                                                                                         In-The-Money
                                                     Number of Unexercised              Options/SARs
                                                     Options at FY-End (#)         at Fiscal Year-End ($)
                                                   ---------------------------------------------------------
                        Shares
                     Acquired on     Value
Name                 Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable

Daniel K. Frierson        -             -            $174,750       $193,250        $60,588       $24,363

William N. Fry, IV        -             -              39,500         63,500         43,438        43,438

Philip H. Barlow (a)      -             -              45,544         34,250         52,795        16,000

Kenneth L.
Dempsey                   _             _              21,000         38,000          8,125         8,125

Jeffrey  L. Gregg         -             -               7,500         34,500         15,250        15,250


 (a)	Includes options to purchase 15,794 shares of the Company's Common Stock issued on March 12, 1993, to replace options to purchase shares of Carriage's common stock which were canceled upon the acquisition of Carriage by the Company. Such options include: (i) options to purchase 3,057 shares of Common Stock at an exercise price of $4.2934 per share; (ii) options to purchase 2,547 shares of Common Stock at an exercise price of $5.0294 per share; and (iii) options to purchase 10,190 shares of Common Stock at an exercise price of $5.2748 per share.

                               PROPOSAL 2

                   APPROVAL OF NEW STOCK INCENTIVE PLAN

	The Board of Directors has, subject to stockholder approval, adopted a new Stock Incentive Plan (the "Stock Incentive Plan") attached hereto as ANNEX I to replace the Company's existing 1990 incentive stock plan and to preserve availability of the plan's remaining 436,500 shares for issuance as incentive stock options. Under applicable Internal Revenue Service regulations, incentive stock options may only be granted under written plans which have a minimum term of 10 years. Accordingly, in order to continue to issue incentive stock options, the Company is adopting a new plan, subject to shareholder approval. As proposed, the Stock Incentive Plan is substantially similar to the 1990 plan in terms of the types of stock compensation awards which may be made.

	The Board of Directors believes that there is a continuing need for a long-term incentive plan tied to stockholder value and applicable to a broad class of key associates. Previously, this element of the Company's overall compensation philosophy was addressed through awards under the 1990 Incentive Stock Plan. Under applicable Internal Revenue Service regulations, the Company is no longer able to grant Incentive Stock Options under the 1990 Incentive Stock Plan. The Board of Directors believes that the Company needs the flexibility of an ongoing plan that provides for a variety of different types of stock compensation awards (including tax qualified Incentive Stock Options) in order to structure executive compensation packages suited to the Company's needs. For these reasons, the Board of Directors believes that adoption of the new Stock Incentive Plan, with terms substantially similar to the 1990 plan, is necessary and in the best interests of the Company and its shareholders, and recommends that shareholders vote in favor of approval and adoption of plan. The number of shares reserved for issuance under the new plan will be set at the number of shares remaining for issuance under the 1990 plan. If additional availability is needed, the Company will have to obtain shareholder approval.

STOCK INCENTIVE PLAN

	The Stock Incentive Plan has been approved by the Company's Board of Directors to be effective upon approval by the Company's Shareholders.  The following description of the terms of the plan is qualified in its entirety by reference to the full text of the plan attached as ANNEX I to this Proxy Statement.
Capitalized terms used but not defined in the following description are used as defined in the plan.

	The Stock Incentive Plan provides for the grant of Stock Options (which may be either Incentive Stock Options or Non-qualified Stock Options), Stock
Appreciation Rights ("SARs"), Restricted Stock and Performance Share Units to
officers and members of the Board of Directors who are employees of the Company or of any Affiliated Company (as designated by the Board of Directors) in which the Company holds a substantial direct or indirect equity interest.  The
Stock Incentive Plan also provides (subject to Board discretion) for a one-time grant of Non-qualified Stock Options to each individual who becomes a non-employee director of the Company after the effective date of the Plan.
These awards may be made in connection with, or independent of, any deferrals of other compensation payable to plan participants.  A total of 436,500 shares of Common Stock have been reserved and may be issued in connection with awards under the Stock Incentive Plan, which represents the number of available shares remaining for issuance under the Company's 1990 plan.  The Stock
Incentive Plan, like the 1990 plan, includes a feature that will permit any participant who already owns shares of the Company's Class B Common Stock to elect to receive any shares to which he may be entitled pursuant to any
Award under the plan either entirely in Common Stock or in a combination of
Common Stock and Class B Common Stock that would match the proportion of the participant's existing ownership of each class.  The Stock Incentive Plan will be administered by the Compensation Committee of the Company's Board of
Directors, which may adopt, amend or repeal the administrative rules, guidelines and practices relating to the plan.

INCENTIVE STOCK OPTIONS; NON-QUALIFIED STOCK OPTIONS

	The Compensation Committee may award Incentive Stock Options and Non-qualified
 Stock Options, and determine the number of shares to be covered by each option, the conditions and limitations applicable to the exercise of the option and the option price therefor, which, in the case of Incentive Stock Options, must be at least 100% (110% in the case of Incentive Stock Options granted to a stockholder owning in excess of 10% of the Common Stock) of the fair market value of the Common Stock as of the date of grant.  Incentive Stock Options shall be subject to and comply with Section 422 of the Internal Revenue Code of
 1986, as amended (the "Code").  Payment of the option exercise price may be made in cash, through surrender to the Company of shares of Common Stock or of another Award held by the participant under the Plan, or by any other method approved by the Compensation Committee.  The option exercise period for
Incentive Stock Options shall not exceed ten years from the date of grant, or five years if granted to a stockholder owning in excess of 10% of the Common
Stock.

STOCK APPRECIATION RIGHTS

	The Compensation Committee may award SARs entitling recipients on exercise of the SAR to receive an amount, in cash or stock or a combination thereof, determined in whole or in part by reference to appreciation in the fair market value of the Common Stock between the date of the award and the exercise of the award.  SARs may be granted in tandem with, or independently of, options granted under the Stock Incentive Plan.

PERFORMANCE SHARE AWARDS

	The Compensation Committee may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals, as determined by the Compensation Committee, which may include earnings per share or revenue targets, completed acquisitions and other corporate or individual executive objectives. The Compensation Committee may make Performance Share Awards independent of or in connection with any other award under the Incentive Plan. Performance Share Awards and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

RESTRICTED STOCK AWARDS

	The Compensation Committee may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock subject to the right of the Company to have such shares revert to the Company, in the event that conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable Restricted Period established by the Compensation Committee for such award. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the applicable Restricted Period.

	In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, Change in Control or other change in or affecting the capital structure or capital stock of a Corporation, the Board of Directors, upon the recommendation of the Compensation Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan; and the Compensation Committee may make such appropriate adjustments in the terms of any outstanding Award as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

FEDERAL INCOME TAX CONSEQUENCES

	The following brief description of the tax consequences of awards under the
Stock Incentive Plan is based on Federal tax laws currently in effect and does not purport to be a complete description of such Federal tax consequences.

Options.

	There are no Federal tax consequences either to the optionee or to the Company upon the grant of an Incentive Stock Option or Non-qualified Stock Option.  On the exercise of an Incentive Stock Option, the optionee will not recognize any income and the Company will not be entitled to a deduction, although such exercise may give rise to alternative minimum tax liability for the optionee.
Generally, if the optionee disposes of shares acquired upon exercise of an
Incentive Stock Option within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income and generally the Company will be entitled to a compensation expense deduction, equal to the excess of the fair market value of the shares of the date of exercise over the option price (limited generally to the gain on the sale).  The balance of any gain, and any loss, will be treated as a capital gain or loss to the optionee.
 If the shares are disposed of after the foregoing holding requirements are met, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

	On exercise of a Non-qualified Stock Option, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and generally deductible by the Company as compensation expense. The disposition of shares acquired upon exercise of a Non-qualified Stock Option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Stock Appreciation Rights.

	The amount of any cash (or the fair market value of any Common Stock) received by the holder of an SAR upon the exercise of the SAR under the Stock Incentive
 Plan will be subject to ordinary income tax in the year of receipt and generally, the Company will be entitled to a deduction for such amount.

Performance Share Awards.

	An associate who has been awarded Performance Share Awards will not recognize taxable income, and the Company will not be entitled to a deduction, at the time of the award.  When the associate becomes entitled to receive the shares of Common Stock, cash or other consideration payable at the maturity of the award, he will recognize ordinary income equal to the sum of the cash and the fair market value of the shares of Common Stock or other property at such time, and generally, the Company will be entitled to a corresponding compensation expense deduction.

Restricted Stock Awards.

	An associate (the "Recipient") who has been awarded Restricted Stock will not recognize taxable income at the time of the award unless he elects otherwise.
At the time any restrictions applicable to the Restricted Stock award lapse, the Recipient will recognize ordinary income and generally the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor.  Dividends paid to the Recipient on the Restricted Stock during the Restricted Period will be ordinary compensation income to the Recipient and deductible as such by the
Company.


                          SHAREHOLDER PROPOSALS

	In the event any shareholder wishes to present a proposal at the 2001 Annual
Meeting of Shareholders, such proposal must be received by the Company on or before December 1, 2000, to be considered for inclusion in the Company's proxy materials.


                           INDEPENDENT AUDITORS

	The firm of Ernst & Young LLP has been selected as independent auditors for the Company.  A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.


                           ADDITIONAL INFORMATION

	The entire cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers, and other employees by personal interview, telephone, and telegram. The persons making such solicitations will receive no additional compensation for such services. The Company also requests that brokerage houses and other custodians, nominees, and fiduciaries forward solicitation materials to the beneficial owners of the shares of Common Stock held of record by such persons and will pay such brokers and other fiduciaries all of their reasonable out-of-pocket expenses incurred in connection therewith.

                                 OTHER MATTERS

	As of the date of this Proxy Material, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those specifically referred to herein.  If other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in accordance with their best judgment.

                                                  							The Dixie Group, Inc.

                                                  							Daniel K. Frierson
                                                  							Chairman of the Board
Dated:  April 6, 2000

                                  PROXY

            This Proxy is Solicited on Behalf of the Board of Directors


                            THE DIXIE GROUP, INC.
                       Annual Meeting of Shareholders
                                May 4, 2000


	The undersigned hereby appoints Daniel K. Frierson, John W. Murrey, III, and
Robert J. Sudderth, Jr., and each of them,  proxies, with full power of substitution, to act and to vote the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 1100 South Watkins Street, Chattanooga, Tennessee 37404, at 10:00 A.M.,
 Eastern Daylight Time, on May 4, 2000, and any adjournment or adjournments thereof, as follows:

1.	Election of Directors:	  	[ ] FOR all nominees		        [ ] WITHHOLD ALL AUTHORITY
                     					       (Except as indicated		        to vote for all nominees listed below
                     					       to the contrary below)

J. Don Brock; Paul K. Brock; Lovic A. Brooks, Jr.; Daniel K. Frierson; Paul K. Frierson; William N. Fry, IV, John W. Murrey, III; Peter L. Smith; Robert J. Sudderth, Jr.

(Instruction: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)


_______________________________________________________________________________

2.	Approval of Stock Incentive Plan:

		 [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN



3.	Acting upon any other business which may be properly brought before said meeting or any adjournment or adjournments thereof.

                               (Continued on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
 BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2. THE BOARD IS NOT AWARE OF ANY OTHER MATTER
 TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS. IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of
 Shareholders and the Proxy Materials and Annual Report to Shareholders
furnished therewith.

                                     Dated this ____ day of ___________, 2000.

                                          ____________________________________

                                          ____________________________________
                             													Note: Signature should agree with
                                          name on stock certificate as printed
                                          hereon.  When signing in a
                                          representative capacity, please give
                                          your full title.


Please sign, date and return this Proxy in the accompanying prepaid
self-addressed envelope.   Thank you.

                                                                       ANNEX 1

                            THE DIXIE GROUP, INC.
                            STOCK INCENTIVE PLAN


SECTION 1.		PURPOSE

The purpose of this Stock Incentive Plan (the "Plan"), is to advance the interests of The Dixie Group, Inc. (the "Corporation") and its shareholders by providing an opportunity for selected officers and other key employees of the Corporation and its Affiliated Companies (as hereinafter defined) and for non-employee directors of the Corporation to acquire or increase a proprietary interest in the Corporation and thereby to provide an additional incentive to officers and other key employees to devote their maximum efforts and skills to the advancement, betterment, and prosperity of the Corporation and its shareholders. The Plan provides for the grant of a variety of equity-based Awards, in accordance with the terms and conditions set forth below.

SECTION 2.		DEFINITIONS

The terms used herein shall have the following meanings unless otherwise specified or unless a different meaning is clearly required by the context:

Affiliated Company	   Any entity in which the Corporation has a substantial
                      direct or indirect equity interest, as determined by the Committee.

Award	                Any one or more of the following: Incentive Stock Option;
                      Non-qualified Stock Option; Stock Appreciation Right; Restricted Shares; Performance Share Units; and
                      Performance Shares.

Beneficiary	          The person or persons designated in writing by the
                      Participant as his Beneficiary in respect of Awards or, in the absence of such a designation or if the designated person or persons predecease the Participant, the person or persons who shall acquire the Participant's rights in respect of Awards by bequest or inheritance in accordance with the applicable laws of descent and distribution. In order to be effective, a Participant's designation of a Beneficiary must be made in the manner prescribed by the Committee and must be on file with the Corporation before the Participant's death. Any such designation may be revoked and a new designation substituted therefor by the Participant at any time before his death without the consent of the previously designated Beneficiary.
                      Payment of amounts due to any Participant's Beneficiary pursuant to an Award in accordance with the terms of the Plan shall relieve the Corporation, as well as all of the members of the Board and the Committee, of all liability to anyone with respect to such payment.

Board of Directors	   The Board of Directors of the Corporation.

Change in Control	    Any event which results in a "person" (as such term is
                      defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and the regulations promulgated thereunder) acquiring directly or indirectly, whether by sale, transfer, assignment, pledge, hypothecation, gift, or other disposition, in one or more transactions, a majority controlling interest in the voting capital stock of the Corporation (or the entering into of any agreement with the Corporation to do any of the foregoing);
                      provided, however, that a Change in Control shall not include any transaction in which one or more members of the Frierson family (which shall include all current members of the family of J. Burton Frierson, including descendants and spouses, and trusts for the benefit of same, who presently own capital stock) shall have a majority controlling interest in the Corporation.

Code	                 The Internal Revenue Code of 1986, as amended from time
                      to time.

Committee	            The Compensation Committee of the Board of Directors, or
                      any other committee or group of officers and/or directors
                      designated by the Board to administer the Plan; provided,
                      however, that so long as Rule 16b-3 shall so require as a
                      condition to the exemption from Section 16 of the
                      Exchange Act provided thereby, each member of the
                      Committee shall be a "non-employee director" within the
                      meaning of Rule 16b-3.  Additionally, unless the Board
                      should determine that Awards under the Plan need not
                      qualify as "performance-based compensation" under Code
                      Section 162(m), each member of the Committee also shall
                      qualify as an "outside director" for purposes of Code
                      Section 162(m).

Common Stock	         The Common Stock of the Corporation.

Class B Common Stock	 The Class B Common Stock of the Corporation.

Disability	           A disability that enables the Participant to be eligible
                      for and receive a disability benefit under the Long Term
                      Disability Benefit Plan of the Corporation or a long-term
                      disability plan of an Affiliated Company (whichever is
                      applicable), as amended from time to time.  If the
                      Participant is not eligible for benefits under any such
                      plan, he shall be considered to have a disability if the
                      Committee determines that his physical or mental
                      condition would entitle him to such benefits if he were
                      eligible therefor.

Election Date	         The date, as prescribed under Section 5(c) of the Plan
                       for a particular Award, on which a Participant who holds shares of both Common Stock and Class B Common Stock must elect whether he chooses to receive both Common Stock and Class B Common Stock in proportion to his existing shareholdings with respect to the exercise of such Award.

Employed or Employment	Subject to Section 15 of the Plan, the use of the terms
                       "Employed" or "Employment" with respect to a Participant shall be deemed to indicate an employment relationship with the Corporation or an Affiliated Company (as applicable) which satisfies the requirements of Section 1.421-7(h) of the tax regulations prescribed under the Code (or any successor regulations).

Exchange Act			        The Securities Exchange Act of 1934, as amended.

Exercise Gain Shares	  With respect to a Stock Appreciation Right, all of the
                       shares of Common Stock received upon exercise of the Stock Appreciation Right. With respect to an Option, the portion of the shares of Common Stock received upon exercise of the Option equal to the excess of the Fair Market Value, as of the exercise date, over the Option price, multiplied by the number of shares purchased under the Option on the exercise date, divided by such Fair Market Value, and rounded down to the nearest whole number of shares.

Fair Market Value	     The value of Common Stock or any other forms of payment
                       of Awards under the Plan as of any specific time shall
                       mean such value as determined by the Committee in
                       accordance with applicable law.  In light of the
                       conversion feature of Class B Common Stock, which is not
                       publicly traded, the Fair Market Value of Class B Common
                       Stock shall be deemed to be identical to that of Common
                       Stock for any given date.

Incentive Stock Option	An Option that complies with the terms and conditions
                       set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

Non-qualified Stock
Option	                An Option granted under the Plan other than an Incentive
                       Stock Option.

Option	                Any option to purchase Common Stock and/or Class B
                       Common Stock (as applicable) granted pursuant to the provisions of Section 6 or Section 7 of the Plan.

Optionee	                A Participant who is the holder of an Option.

Outside Director 	       Any member of the Board who is not an employee of the
                         Corporation or of an Affiliated Company.

Participant	             Any officer or key employee of the Corporation or an
                         Affiliated Company selected by the Committee to participate in the Plan, as well as any Outside
                         Director who is granted a Non-qualified Stock Option in accordance with Section 7(b) of the Plan.

Performance Cycle	      The period of time, designated by the Committee, over
                        which Performance Shares may be earned.

Performance Shares	     Shares of Common Stock and/or Class B Common Stock (as
                        applicable) granted pursuant to Section 10 of the Plan,
                        which may be made subject to the restrictions and other
                        terms and conditions prescribed in Section 11 of the
                        Plan.

Performance Share Units	Contingent rights to receive Performance Shares
                        pursuant to Section 10 of the Plan.

Restricted Shares	      Shares of Common Stock and/or Class B Common Stock (as
                        applicable) granted pursuant to Section 9 of the Plan
                        and subject to the restrictions and other terms and
                        conditions set forth therein.

Restriction Period	     A period of time to be determined by the Committee in
                        its sole discretion, commencing on the date as of which Restricted Shares are granted, during which the restrictions imposed by paragraph (b) of Section 9 of the Plan shall apply. The Committee shall determine the length of the Restriction Period at the time that the Restricted Shares are granted.

Retirement	             Early, normal or late retirement from the Corporation
                        or an Affiliated Company pursuant to the provisions of an approved retirement plan of the Corporation or an approved retirement plan of an Affiliated Company (whichever is applicable), or any other plan or arrangement which may be approved by the Committee for this purpose.

Rule 16b-3	             Rule 16b-3 promulgated by the United States Securities
                        and Exchange Commission under the Exchange Act,
                        including any successor to such rule.

Stock Appreciation
Right	                  The right, granted pursuant to the provisions of
                        Section 8 of the Plan, to receive a payment equal to the excess of the Fair Market Value of Common Stock and/or Class B Common Stock (as applicable) over the Option price of such stock, as specified in Section 8 of the Plan.

Ten Percent Employee	   An employee Participant who owns, directly or
                        indirectly (as determined by reference to Section 424(d) of the Code), stock representing more than ten percent of the voting power of all classes of stock of the Corporation or of its parent or subsidiary.


SECTION 3.		ADMINISTRATION

The Plan shall be administered by the Committee, which, subject to the limitations set forth herein, shall have the full and complete authority and sole discretion from time to time to construe and interpret the Plan; to select the officers and other key employees who shall be granted Awards under the Plan; to determine the type, size, terms, and conditions of the Award or Awards to be granted to each such Participant; to authorize the grant of such Awards pursuant to the Plan; to modify the terms of any Award that has been granted (subject to Section 19 of the Plan); to adopt, amend and rescind rules and regulations relating to the Plan; and to make all other determinations and take all other action it may deem necessary or advisable for the implementation and administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. The Committee may authorize the grant of more than one type of Award, and Awards subject to differing terms and conditions, to any eligible employee. The Committee's decision to authorize the grant of an Award to an employee at any time shall not require the Committee to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to an employee at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that employee at any other time or to any other employee at any time. The Committee shall not be precluded from authorizing the grant of an
 Award to any eligible employee solely because the employee previously may have been granted an Award of any kind under the Plan.

All such actions of the Committee shall be by a majority of its members (except that the Committee may authorize any of its members or any officer of the Corporation to execute documents or to take any other ministerial action with regard to the Plan or any Award) and shall be final, conclusive and binding. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as a director of the Corporation. No member of the Board or of the Committee, and no officer of the Corporation or of an Affiliated Company, shall be liable for anything done or omitted to be done by him, by any other member of the Board or the Committee, or by any officer of the Corporation or of an Affiliated Company, in connection with the implementation or administration of the Plan, except for his own willful misconduct or as expressly provided by statute.

SECTION 4.		ELIGIBILITY

To be eligible for selection by the Committee to participate in the Plan, an individual must be a full-time salaried officer or key employee who is Employed by the Corporation, or by an Affiliated Company, on the date on which the Committee authorizes the grant to such individual of an Award; provided, however, that participation in the Plan by employees of an Affiliated Company may be made subject to such additional terms and conditions (concerning either the Participant or the Affiliated Company) as the Committee may prescribe from time to time. Outside Directors of the Corporation shall be eligible for a Non-qualified Stock Option Award in accordance with Section 7(b) of the Plan, but otherwise shall not be eligible for any Awards under the Plan.

SECTION 5.		SHARES AVAILABLE

(a) General-Subject to the provisions of Section 16 of the Plan, no more than an aggregate of four hundred, thirty-six thousand, five hundred (436,500) shares of the Corporation's common stock may be issued pursuant to Awards under the Plan (which may include both shares of Common Stock and shares of Class B Common Stock issued in accordance with Section 5(c) of the Plan). Such shares may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. Any number of shares of Common Stock or Class B Common Stock which were subject to an Option, a Stock Appreciation Right, or a Performance Share Unit, and which were not issued prior to the expiration of the Award shall thereafter again be added back to the total number of shares available for award under the Plan. Upon the forfeiture of any Restricted Shares, the number of forfeited shares of Common Stock or Class B Common Stock shall thereafter be added back to the total number of shares available for award under the Plan.

(b) Annual Limitation on Awards-Notwithstanding any other provision to the contrary (except for any customary antidilution adjustments pursuant to Section
 16 of the Plan), no Participant may be awarded a grant in any one year, which, when added to any other Award of Options, Restricted Shares, and Performance Share Units granted in the same year, shall cause the aggregate number of shares of Common Stock and/or Class B Common Stock subject to all such Awards to exceed 100,000 shares. If an Option granted in a given year is canceled, the canceled Option continues to count against the maximum number of shares for which Options may be granted to a Participant in such year.

(c) Proportional Exercise for Common Stock and Class B Common Stock-All Awards granted under the Plan shall be denominated and documented with reference to the number of shares of Common Stock subject to such Award; provided, however, that any Participant who already owns shares of the Corporation's Class B Common Stock prior to exercising any Award granted to him under the Plan shall be entitled to elect to receive shares of both Common Stock and Class B Common Stock with respect to such Award in proportion to the relative number of shares of Common Stock and Class B Common Stock held by such participant on the Election Date. For any Award which is an Incentive Stock Option, Non-qualified
 Stock Option or Stock Appreciation Right (or portion thereof, in the case of

Options or SARs which vest in installments over time), the Election Date shall be the date on which such Award (or any applicable installment) is exercised. For any Award of Restricted Shares, the Election Date shall be the date on which the applicable restrictions lapse in accordance with Section 9 of the Plan. For any Award of Performance Share Units, the Election Date shall be the first business day following the last day of the relevant Performance Cycle for such Award. In order to exercise the rights granted by this Section 5(c), any Participant who holds shares of Class B Common Stock must make the applicable election no later than the Election Date with respect to the Award in question; otherwise, the Participant will receive only shares of Common Stock with respect to such Award. All references to "Common Stock" in the Plan or in any Award agreement issued under the Plan shall be deemed to refer to the appropriate number of shares of Common Stock and Class B Common Stock as applied to any eligible Participant who makes the election provided by this
Section 5(c).

SECTION 6.		INCENTIVE STOCK OPTIONS

(a) General-The Committee may authorize the grant of Incentive Stock Options to any Participant who is Employed by the Corporation or an Affiliated Company,
 subject to the terms and conditions set forth in this Section 6. Incentive Stock Options may be granted alone or in tandem with an Award of Stock Appreciation Rights as provided in Section 8 of the Plan. The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement between the Corporation and the Optionee in the form prescribed by the Committee, setting forth the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto.

(b) Option Price-The Committee shall determine the Option price for each share of Common Stock purchased under an Option (which either may be fixed or may be determined in accordance with a formula prescribed by the Committee), but, subject to the provisions of Section 16 of the Plan, in no event shall the Option price be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Employee, one hundred ten percent (110%) of such Fair Market Value).

(c) Duration of Options-The Committee shall fix the term or duration of Options, provided that such term shall not exceed ten (10) years from the date the Option is granted (five (5) years in the case of an Option granted to a Ten
 Percent Employee), and that such term shall be subject to earlier termination pursuant to the provisions of paragraph (g) of this Section 6 or paragraph (f) of Section 8 of the Plan.

(d) Non-transferability of Options-Options are not transferable other than by will or the applicable laws of descent and distribution following the death of the Optionee. Options may be exercised during the lifetime of the Optionee only by him (or by a duly appointed guardian or personal representative), and following his death only by his Beneficiary.

(e) Exercise of Options-The Committee shall determine the time or times at which Options may be exercised (including any applicable vesting schedule); provided that such time or times shall not occur before the latest of:

(i)	  six months following the date on which the Option was granted (unless waived by the Committee due to the Participant's death or Disability);

(ii) 	approval of the Plan, as hereby amended, by the stockholders of the
      Corporation in the manner provided under Section 18(a) of the Plan; and

(iii)	the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the Option.

(f) Payment of Option Price-The purchase price of Common Stock upon exercise of an Option shall be paid in full to the Corporation at the time of the exercise of the Option in cash or, at the discretion of the Committee and subject to any limitations or requirements that the Committee may adopt, by the surrender to the Corporation of any outstanding Award (or portion thereof) or of shares of previously acquired Common Stock and/or Class B Common Stock, which (if acquired through the exercise of another Incentive Stock Option) have been held by the Optionee for at least twelve (12) months and which shall be valued at Fair Market Value on the date that the Option is exercised, or, at the discretion of the Committee, by a combination of cash and any such Award or stock or by any other method approved by the Committee.

(g) Termination of Options-No Option shall be exercisable after it expires. Each Option shall expire upon the earliest of:

(i)	  the expiration of the term for which the Option was granted;

(ii)	 (A) in the case of an Optionee whose employment with the Corporation or an Affiliated Company is terminated due to Retirement, Disability or death, the expiration of twelve (12) months after such termination of employment, or such other date as may be determined by the Committee (provided, however, that any exercise of the Option more than three (3) months after the date of an Optionee's termination due to Retirement, or more than twelve (12) months after the date of an Optionee's termination due to Disability, shall convert the Option into a Non-qualified Stock Option rather than an Incentive Stock Option), or

      (B) in the case of an Optionee whose employment with the Corporation or an Affiliated Company is terminated for any reason other than Retirement, Disability, or death, at the close of business on the ninetieth (90th) day following the last day of active service by the Optionee with the Corporation or an Affiliated Company or such other date as may be determined by the Committee (provided, however, that any exercise of the Option more than three (3) months after the date of an Optionee's termination shall convert the Option into a Non-qualified Stock Option rather than an Incentive Stock Option).

(h) Limitation on Vesting and Exercisability-The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (granted on or after January 1, 1987) are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(i) Order of Exercise-An Incentive Stock Option granted prior to January 1, 1987, shall not be exercisable while there is outstanding any Incentive Stock Option which was granted to the Optionee before the grant of the first-mentioned Incentive Stock Option. For this purpose, an Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires in accordance with paragraph (c) of this Section 6.

As used in paragraphs (h) and (i) of this Section 6, the term Incentive Stock Option shall mean an option to purchase stock which is granted pursuant to the provisions of this Plan or of any other plan of the Corporation or of a parent or subsidiary corporation (as defined by Section 424(f) of the Code) and which complies with the terms and conditions set forth in Section 422(b) of the Code.

(j) Intent-It is the intent of the Corporation that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (including any successor provisions thereto), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

SECTION 7.		NON-QUALIFIED STOCK OPTIONS

(a) General-The Committee may authorize the grant of Non-qualified Stock Options subject to the terms and conditions specified in this Section 7. The grant of a Non-qualified Stock Option shall be evidenced by a written Non-qualified Stock Option Agreement between the Corporation and the Optionee, setting forth the number of shares of Common Stock subject to the Non-qualified
 Stock Option evidenced thereby, the exercise price per share (which either may be fixed or may be determined in accordance with a formula prescribed by the
Committee but, subject to the provisions of Section 16 of the Plan, in no event may be less than 85% of the Fair Market Value of the underlying shares) and the terms, conditions, and restrictions applicable thereto. Non-qualified Stock Options granted pursuant to the provisions of this Section 7 shall be subject to the terms, conditions, and restrictions set forth in paragraphs (c) through (g) of Section 6 of the Plan. The limitations set forth in paragraphs
(h) and (i) of Section 6 of the Plan shall not apply to Non-qualified Stock Options.

(b) Option Grants to Outside Directors-Each person who becomes an Outside Director of the Corporation following the date on which this Plan is approved by the Corporation's shareholders shall be eligible, subject to approval by the full Board of Directors, to be granted a Non-qualified Stock Option to purchase a number of shares of Common Stock to be determined by the Board of Directors at the time of such grant, with an exercise price per share equal to the Fair Market Value of such shares on the date of grant and with such other terms, consistent with this Plan, as may be established by the Board of Directors at the time of grant. In the case of such Non-qualified Stock Options granted to Outside Directors, the provisions of Section 6(g)(ii) of the
 Plan shall be modified by setting a default Option expiration date of twelve
(12) months following termination of the Participant's service as a director of the Corporation for any reason.

SECTION 8.		STOCK APPRECIATION RIGHTS

(a) General-The Committee may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's
 Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The grant of a Stock Appreciation Right shall be evidenced either by provisions in the Option agreement evidencing a related Option or by a written Stock Appreciation Right Agreement between the Corporation and the Optionee, identifying the related Option (if any), specifying the number of shares of Common Stock subject thereto, and setting forth the terms and conditions applicable to the Stock Appreciation Right.

(b) Relationship to Options-Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock
Appreciation Right granted in tandem with a Non-qualified Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted. Stock Appreciation Rights granted in tandem with Options shall be subject to all of the same conditions and limitations as the associated Option. In addition to the requirements of
Section 8(c) below, exercise of any SAR granted in tandem with an Option shall require the simultaneous surrender of the related Option, or the portion thereof pertaining to the shares with respect to which the Stock Appreciation Right is exercised. Additionally, any Stock Appreciation Right granted in connection with an Incentive Stock Option may not be exercised on any date on which the Fair Market Value of a share of Common Stock is less than or equal to the Option price per share under the related Incentive Stock Option.

(c) Exercise-The Committee shall determine the time or times at which Stock Appreciation Rights may be exercised (including any applicable vesting schedule), provided that such time or times shall not occur before the latest of:

  (i) six months following the date on which the SAR was granted (unless waived by the Committee due to the Participant's death or Disability);

 (ii)	 approval of the Plan, as hereby amended, by the stockholders of the
       Corporation in the manner provided under Section 18(a) of the Plan; and

(iii)	 the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the SAR.

A Stock Appreciation Right shall be exercised by providing the Corporation with a written notice in such form and containing such information (including the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised) as the Committee may specify. For any SAR granted in tandem with an Option, the date on which the Corporation receives such notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the Stock Appreciation Right shall be deemed exercised.

(d) Payment-Upon exercise of a Stock Appreciation Right in the manner provided in paragraph (c) of this Section 8, the Optionee shall be entitled to receive
Exercise Gain Shares equal to the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the baseline price per share for the SAR (or the Option price per share of the related Option, as applicable), multiplied by the number of shares with respect to which the SAR is being exercised (or the number of shares covered by the related Option, or portion thereof, surrendered in connection with the exercise of the Stock Appreciation Right). No fractional shares shall be delivered under this Section 8(d), but in lieu thereof a cash or other adjustment may be made as determined by the Committee. In the sole discretion of the Committee, all or part of the payment in respect of a Stock Appreciation Right may be made in cash or other property in lieu of Exercise Gain Shares.

(e) Termination of SARs-The termination provisions prescribed by Section 6(g) of the Plan for Options also shall apply to any Stock Appreciation Right granted under the Plan (substituting the phrase "Stock Appreciation Right" for the word "Option" as appropriate), regardless of whether or not such SAR was granted in tandem with an Option.

(f) Effect of Option Exercise-A Stock Appreciation Right granted in tandem with an Option shall be canceled when, and to the extent that, the related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Corporation upon the exercise of a related Stock Appreciation Right.

(g) Deemed Exercise-A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related
 Option, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the manner prescribed by Section 8(d) of the Plan.

SECTION 9.		RESTRICTED SHARES

(a) General-The Committee, in its sole discretion, may from time to time authorize the grant of Restricted Shares to a Participant. Any such Award of Restricted Shares shall be documented in a Restricted Share Agreement in such form as the Committee may prescribe, consistent with the Plan, which shall specify the length of the Restriction Period and any other specific terms and conditions applicable to such Award. A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee. Such certificate(s) shall bear an appropriate legend referring to the applicable restrictions and shall be deposited by the Award holders with the Corporation, together with a stock power endorsed in blank. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph
(e) of this Section 9, the certificate or certificates shall be held by the Corporation for the account of the Participant, and the Participant shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on, and the right to vote, the Restricted Shares.

(b) Restrictions-Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 9, Restricted Shares shall be subject to the following restrictions and to any additional restrictions that the Committee, in its sole discretion, may from time to time prescribe in individual Restricted Share Awards in furtherance of the objectives of the Plan:

   (i) the Participant shall not be entitled to receive the certificate or certificates representing the Restricted Shares;

   (ii) the Restricted Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of, except by will or the laws of descent and distribution; and

   (iii) the Restricted Shares may be forfeited immediately as provided in paragraph (d) of this Section 9.

(c) Distribution of Restricted Shares-If a Participant to whom Restricted Shares have been granted remains in the continuous Employment of the Corporation or an Affiliated Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse, and the certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant.

(d) Termination of Employment-If the Employment of a Participant is terminated for any reason other than the Disability or death of the Participant in service before the expiration of the Restriction Period, the Restricted Shares shall be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the

Corporation or any Affiliated Company. If the Participant's Employment is terminated by reason of the Disability or death of the Participant in service before the expiration of the Restriction Period, the restrictions shall lapse on the date the Participant's employment terminated with respect to a number of
 Restricted Shares equal to that fraction of the Restricted Shares with respect to which the Corporation or the Affiliated Company has recognized compensation expense under generally accepted accounting principles (as such principles are in effect on the date this Award is effective) as of the date of Participant's death or Disability; and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to the Participant (or, in the event of the Participant's death, to his Beneficiary). All other Restricted Shares subject to such Award shall be deemed canceled and surrendered to the Corporation.

(e) Waiver of Restrictions-The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares.

SECTION 10.	PERFORMANCE SHARE UNITS

(a) General-The Committee, in its sole discretion, may from time to time authorize the grant of Performance Share Units to a Participant, which shall be documented in a Performance Share Award agreement in such form as the Committee may prescribe, consistent with the Plan, which shall specify the relevant performance goals, the Performance Cycle, and other terms and conditions of the Award. Performance Share Units shall entitle the Participant to Performance Shares (or cash or other property in lieu thereof, as determined by the Committee) upon the achievement of such performance goals as may be established by the Committee at the time of grant. The Committee in its sole discretion shall determine the performance goals, the related Performance Cycle during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to any other performance plans of the Corporation in setting the standards for Performance Share Awards under the Plan. At such time as it is certified by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant.

(b) Termination of Employment-If the Participant's employment with the Corporation or an Affiliated Company is terminated before the end of a Performance Cycle for any reason other than Participant's Disability or death, or any other reason initiated by the Company (excluding any termination for cause unless the Committee shall expressly determine otherwise), the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant's employment is terminated before the end of a Performance Cycle by reason of the Participant's Disability or death, or for any other reason where the termination is initiated by the Company (excluding any termination for cause unless the Committee shall expressly determine otherwise), the Participant shall be entitled to a prorated payment with respect to any Performance
Shares that were being earned during the Performance Cycle.

SECTION 11.	OWNERSHIP RIGHTS WITH RESPECT TO AWARDS

(a) General-Unless otherwise determined by the Committee pursuant to Section 11(b) below, and except for a Participant's beneficial ownership rights with respect to Restricted Shares under Section 9 of the Plan, a Participant to whom an Award is made (or his successor) shall have no rights as a holder with respect to any shares or other securities issuable pursuant to such Award until the date of the issuance to him of a stock certificate or other instrument of ownership representing such securities. Except as provided in Section 16 of the Plan (and except for a Participant's beneficial ownership rights with respect to Restricted Shares under Section 9 of the Plan), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership is issued.

(b) Committee Discretion Concerning Dividends-The Committee may authorize the payment of dividend equivalents on some or all of the shares of Common Stock covered by Options or Performance Share Units granted under the Plan, in an amount equal to, and commensurate with, dividends declared by the Board of Directors and paid on Common Stock. Dividend equivalents payable on Option shares or on Performance Share Units under this Section 11 may be paid in cash or in Common Stock at the discretion of the Committee. The Committee may authorize the automatic payment of dividend equivalents under this Section 11 with respect to any Option for all or some portion of its term by including a specific provision, authorizing such automatic payment, in the Incentive Stock Option Agreement required under Section 6(a) of the Plan or the Non-qualified Stock Option Agreement required under Section 7 of the Plan. The Committee may authorize the automatic payment of dividend equivalents under this Section 11 with respect to any Performance Share Unit for all or some portion of its term as a term and condition of the Performance Share Unit grant.

SECTION 12.	DEFERRAL OF COMPENSATION

The Committee shall determine whether an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether such deferred amounts may be:

(i)  	forfeited to the Corporation or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of Employment);

(ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

(iii)	credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award.

SECTION 13.	DEFERRED PAYMENT OF AWARDS

The Committee may specify that the payment of all or any portion of the cash, Common Stock or other property a Participant is entitled to receive with respect to an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Stock, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payments, with such investment equivalents and such additional amounts of income equivalents to be determined by the Committee.

SECTION 14.	AMENDMENT OR SUBSTITUTION OF AWARDS

The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall reduce the amount of any benefit which a Participant is then entitled to obtain or collect under such Award, unless the Committee determines that there have occurred or are about to occur significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost-benefit conditions which are determined by the Committee to have or to be expected to have a substantial effect on such Award or on the performance of the Corporation, or any Affiliated Company, division or department thereof. The Committee may require or permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, and may require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

SECTION 15.	TERMINATION OF A PARTICIPANT

For all purposes under the Plan, the Committee shall determine whether a Participant has terminated his Employment; provided, however, that transfers between the Corporation and an Affiliated Company or between Affiliated Companies, and approved leaves of absence may not be deemed such a termination, in the Committee's discretion.

SECTION 16.	DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS

In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, Change in Control or other change in or affecting the capital structure or capital stock of the Corporation, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan and in the annual limitation imposed by Section 5 of this Plan; and the Committee may make such appropriate adjustments in the terms of any outstanding Award as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

SECTION 17.	REGULATORY APPROVALS

The exercise of each Option and Stock Appreciation Right, and the grant or distribution of Restricted Shares and Performance Shares, shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other tax liabilities, or the listing, registration, or qualification of any shares of Common
Stock upon any securities exchange or under any Federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise, grant, or distribution, then in any such event such exercise, grant, or distribution shall not be effective unless such liabilities have been satisfied or such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation.

SECTION 18.	EFFECTIVE DATE AND TERM OF THE PLAN

(a) Effective Date-The Plan, as hereby amended, shall be effective when approved by the Board of Directors, and Options, Stock Appreciation Rights, and
 Performance Share Units may be granted immediately thereafter; provided, that no Option or Stock Appreciation Right may be exercised and no Restricted Shares or Performance Shares may be granted under the Plan unless and until the Plan, as hereby amended, is approved by the vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Corporation, at which a quorum is present, held within twelve (12) months after the date of adoption of the Plan, as hereby amended, by the Board of Directors.

(b) Term of the Plan-Awards may be granted from time to time under the terms and conditions of the Plan, but no Incentive Stock Option may be granted after the expiration of ten (10) years from the date of adoption of the Plan, as hereby amended, by the Board of Directors; provided, however, that any future amendment to the Plan that is approved by the stockholders of the Corporation in the manner provided under paragraph (a) of this Section 18 shall be regarded as creating a new Plan, and an Incentive Stock Option may be granted under such new Plan until the expiration of ten (10) years from the earlier of the approval by the Board of Directors, or the approval by the stockholders of the Corporation, of such new Plan. Incentive Stock Options theretofore granted may extend beyond the expiration of that ten-year period, and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired upon the subsequent exercise of any such Incentive Stock Option or related Stock Appreciation Right.

SECTION 19.	AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors may at any time and from time to time alter or amend, in whole or in part, any or all of the provisions of the Plan, or may at any time suspend or terminate the Plan, provided that no alteration or amendment may be made without the approval of the holders of a majority of the Common Stock then outstanding and entitled to vote if such stockholder approval is necessary to comply with the requirements of any rules promulgated under Section 16 of the Securities Exchange Act of 1934, the Incentive Stock Option rules under the Code, or such other Federal or state laws or regulations as may be applicable.

SECTION 20.	MISCELLANEOUS

(a) Fractional Shares-The Corporation shall not be required to issue or deliver any fractional share of Common Stock upon the exercise of an Option or Stock Appreciation Right, or the award of Performance Shares, but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

(b) Withholding-The Corporation and its Affiliated Companies shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to a Participant any Federal, state or local or foreign taxes of any kind required by law to be withheld with respect to Awards under the Plan, and to the extent any such withholding requirements are not satisfied, each Participant shall be required to pay to the Corporation any Federal, state or local or foreign taxes of any kind required by law to be withheld with respect to Awards under the Plan. A Participant may elect to satisfy this requirement by delivery to the Corporation of any combination of cash, securities or other property (subject to approval by the Committee) having a market value equal to the amount of such obligation; provided, however, that any election by a Participant to utilize any security of the Corporation to satisfy such tax liability must fully comply with all applicable requirements of Rule 16b-3 and of Code Section 422. Failure by a Participant to satisfy these requirements with respect to any Award may result in the Participant's forfeiture of all rights with respect to such Award. In no event shall the Corporation or any Affiliated Company be required to make any payment of cash, Common Stock or other property in respect of any Award until the requirements of this
Section 20(b) are satisfied in full.

(c) Required Filings-The appropriate officers of the Corporation shall cause to be filed any reports, returns or other information regarding the Plan and Awards hereunder or any Common Stock issued pursuant hereto as may be required by the Code, by the Exchange Act or by any other applicable statute, rule or regulation (or any successor provisions thereto).

(d) Written Awards; Participant Consent-No Participant or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of the Plan and the Award applicable to such Participant or his successor have been met. The rights of each Participant shall be limited to those that are specifically granted in the Plan or in the written evidence of the Award. Any right not specifically granted therein is reserved entirely to the discretion of the Board. By accepting any Award or other benefit under the Plan, each Participant or his successor shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Corporation, the Board or the Committee or its delegates.

(e) No Contract of Employment or Employment Rights-This Plan shall not be deemed to be an employment contract between the Corporation or any Affiliated Company and any Participant or other employee. No action taken with respect to this Plan and nothing contained herein, or in any agreement, certificate or other document evidencing, providing for, or setting forth the terms and conditions applicable to any Awards shall be deemed to confer upon any Participant or other employee a right to continue in the employment of the Corporation or any Affiliated Company, or to interfere with the right of the Corporation or any Affiliated Company to terminate the employment of such Participant or employee at any time.

(f) No Alienation-Except as may be approved by the Committee where such approval does not adversely affect compliance of the Plan with Rule 16b-3, a Participant's rights and interest under the Plan and any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law and otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner. Any transferee of a Participant's rights approved by the Committee shall be treated as the "Participant" for all purposes of the Plan, unless the Committee directs otherwise.

(g) Compliance with ISO Rules, Rule 16b-3 and Other Applicable Law-No cash, Common Stock or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Corporation is satisfied that such issuance will be in compliance with all applicable requirements of Federal, state, local and foreign laws and regulations, including any requirements of the Nasdaq National Market of the National Association of Securities Dealers or of any other exchange or market on which the Corporation's stock is then traded. Additionally, it is the intent of the Corporation that the Plan comply in all respects with Rule 16b-3 and (with respect to Incentive Stock Options) with
Section 422 of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or with Code Section 422 (as applicable), such provision shall be deemed null and void to the extent required to permit such compliance. The Board shall have the power, without further approval of the Corporation's shareholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and Awards granted under the Plan, to continue to comply with Rule 16b-3 and with Section 422 of the Code, as applicable.

(h) Plan Expenses and Affiliated Company Participation-The expenses of the Plan shall be borne by the Corporation. However, in the case of Awards made to Participants Employed by or performing services for an Affiliated Company, where the Corporation does not own (directly or indirectly) 100% of the equity of such Affiliated Company, the Committee may impose any conditions which it deems appropriate as a precondition to the granting of such Awards, including without limitation conditions related to the partial or complete reimbursement of the costs associated with such Awards to the Corporation by such Affiliated Company.

(i) Committee Discretion-Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all parties concerned and are made in the sole and absolute discretion of the Committee unless a contrary standard for action is expressly stated in the Plan.

(j) Unfunded Plan-Except as may otherwise be provided in the Plan, the Plan shall be unfunded. Neither the Corporation nor any Affiliated Company shall be required to segregate any assets that may be represented by Options, Stock Appreciation Rights, or Performance Share Units, and neither the Corporation nor any Affiliated Company shall be deemed to be a trustee of any amounts to be paid under an Option, Stock Appreciation Right, or Performance Share Unit.
Any liability of the Corporation to pay any Participant or Beneficiary with respect to an Option, Stock Appreciation Right, or Performance Share Unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan, and the rights of such Participant or Beneficiary therein shall be no greater that the rights of the Corporation's general creditors. No such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Corporation or an Affiliated Company.

(k) Governing Law-The Plan, its validity, interpretation, and administration, and the rights and obligations of all persons having an interest therein, shall be governed by and construed in accordance with the laws of the State of Tennessee, except to the extent that such laws may be preempted by Federal law.

(l) Gender and Number-Wherever used in the Plan, words in the masculine form shall be deemed to refer to females as well as to males, and words in the singular or plural shall be deemed to refer also to the plural or singular, respectively, as the context may require.